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                                                              EXHIBIT 10 (x1)



              FIRST AMENDMENT TO TERM LOAN AND SECURITY AGREEMENT


        This First Amendment to Term Loan and Security Agreement is made the 24th day of September, 1997, to be effective as of September 24, 1997 by and between Chrysalis International Corporation, a Pennsylvania corporation, Chrysalis International Preclinical Services Corporation, a Pennsylvania corporation, Chrysalis DNX Transgenic Sciences Corporation, an Ohio corporation and Chrysalis International Clinical Services Corporation, a Delaware corporation ("Borrower"), and CORESTATES BANK, N.A. (hereinafter referred to as "Bank"), a national banking association (the "Amendment").

                                   BACKGROUND

        Borrower and Bank have previously entered into various agreements, documents and instruments including, without limitation, a Term Loan and Security Agreement dated the 29th day of August, 1997, providing for a term loan in the amount of $5,000,000.00 and collateral therefore (all of which are hereinafter collectively referred to as the "Agreement") such financing being evidenced by a Term Note dated August 29, 1997 (the "Note"). Borrower and Bank desire to amend the Agreement and it is the intention of the parties that this First Amendment to Term Loan and Security Agreement set forth such amendments.

        NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto, intending to be legally bound hereby, agree as follows:

1. AMENDMENT OF AGREEMENT; DEFINITION OF TERMS. This Amendment is intended to amend the Agreement and the Agreement shall be so amended from and after the date hereof. This Amendment does not constitute the extinguishment of any debt evidenced by the Note nor does it affect or impair any and all Collateral now or hereafter held by the Bank to secure payment of Borrower's obligations to Bank under the Agreement and the Note. All terms used herein as defined terms shall have the same meanings ascribed to them in the Agreement unless herein provided to the contrary.

2.  AMENDMENTS TO AGREEMENT.

       A. The third sentence of Sections 2.3.1 (a) (i) and (ii) of the Agreement are hereby amended to read as follows:

       (i) "At Borrower's option, the applicable rate of interest shall be either the ADJUSTED LIBOR Rate plus 3.75% per annum for interest periods of either 30, 60 or 90 days or (ii) the Prime Rate plus 1% per annum such rate options to be effective beginning as of September 24, 1997 and ending January 31, 1998. Commencing February 1, 1998, interest on the Term Loan and all other Obligations shall be computed at the Original Interest Rates as defined in Sections 2.3 (a) as set forth in Section
       2.3 prior to the effective date of this Amendment."
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       (ii)  Section 2.3.1 (b) of the Agreement does not apply for the period beginning as of September 24, 1997 and ending January 31, 1998.

       (iii) Beginning on February 1, 1998, provided no event of default has occurred, and upon written notification to Borrower, Section 2.3.1 (b) of the Agreement may become effective again.

       B. The first sentence of Section 6.1.5 (ii) of the Agreement is hereby amended as follows:

       (ii) "At all times during the term of the Term Loan, Borrower shall maintain (i) cash and marketable securities on deposit with CoreStates Investment Advisors (or with another entity selected pursuant to Section
       2.9 hereof) of not less than $2,500,000 and (ii) Consolidated cash and marketable securities of not less than $2,500,000 (after deduction of all outstanding Consolidated short-term borrowings) for the period beginning as of September 24, 1997 and ending January 31, 1998. Commencing February 1, 1998, and thereafter, at all times during the term of the Term Loan, Borrower shall maintain (i) cash and marketable securities on deposit with CoreStates Investment Advisors (or with another entity selected pursuant to Section 2.9 hereof) of not less than $3,500,000 and (ii) Consolidated cash and marketable securities of not less than $3,500,000 (after deduction of all outstanding Consolidated short-term borrowings)."

3. CERTIFICATION OF NO DEFAULT. Borrower hereby represents and warrants to the Bank that, as of the date of execution of this Amendment, no Event of Default under the Agreement and no event which, with the giving of notice or passage of time or both, could become such an Event of Default has occurred.

4. MISCELLANEOUS. Except as modified by the terms hereof, all terms, provisions, and conditions of the Agreement are hereby ratified and confirmed without condition, shall continue in full force and effect, and are hereby incorporated herein by reference. This Amendment and the Agreement shall be deemed as complementing one another and not restricting Bank's rights hereunder or thereunder. If there is any conflict or discrepancy between the provisions of this Amendment and those of the Agreement, the terms and provisions of this Amendment shall control and prevail.

5. EFFECTIVENESS OF AMENDMENT. Anything to the contrary contained in this Amendment not withstanding, the provisions hereof shall not be effective until this Amendment is: (a) duly executed, sealed, delivered by authorized officers of Borrower to Bank's office in Pennington, New Jersey; and (b) duly signed by an authorized officer of Bank.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Loan and Security Agreement to be executed and delivered by their proper and duly authorized officers as of the day and year first above written.



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Attest:                       CHRYSALIS INTERNATIONAL CORPORATION,
                              a Pennsylvania corporation
-----------------             By  /s/ JOHN G. COOPER
            Seal                 --------------------------
                              John G. Cooper  SR VP/ CFO
                              -----------------------------
                              print name and title


Attest:                       CHRYSALIS INTERNATIONAL PRECLINICAL
                              SERVICES CORPORATION, a Pennsylvania corporation
-----------------             By  /s/ JOHN G. COOPER
            Seal                  -------------------------
                              John G. Cooper SR VP/ CFO
                              -----------------------------
                              print name and title


Attest:                       CHRYSALIS DNX TRANSGENIC SCIENCES
                              CORPORATION, an Ohio corporation
-----------------             By  /s/ JOHN G. COOPER
            Seal                 --------------------------
                              John G. Cooper SR VP/ CFO
                              -----------------------------
                              print name and title


Attest:                       CHRYSALIS INTERNATIONAL CLINICAL
                              SERVICES, a Delaware corporation
-----------------             By  /s/ JOHN G. COOPER
            Seal                 -------------------------
                              John G. Cooper SR VP/ CFO
                              ----------------------------
                              print name and title


Attest:                       CORESTATES BANK, N.A.

-----------------             By  /s/ Stephen McWilliams
            Seal                 ----------------------------------
                                 Stephen McWilliams, Vice President





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